SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549


                           FORM T - 1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST
             INDENTURE ACT OF 1939 OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE


        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
     OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

              U.S. BANK TRUST NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

                           13-3781471
                       (I. R. S. Employer
                       Identification No.)


               100 Wall Street, New York, NY          10005
          (Address of principal executive offices)    (Zip Code)


                    For information, contact:
                   Dennis Calabrese, President
              U.S. Bank Trust National Association
                   100 Wall Street, 16th Floor
                       New York, NY  10005
                   Telephone:  (212) 361-2506

                 J.P. MORGAN & CO. INCORPORATED
       (Exact name of obligor as specified in its charter)

          Delaware                                13-2625764
     (State or other jurisdiction of         (I. R. S. Employer
     incorporation or organization)          Identification No.)

          60 Wall Street                        10260-0060
          New York, New York
          (Address of principal executive offices) (Zip Code)

                     SUBORDINATED SECURITIES

Item 1.   General Information.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                         Address

     Comptroller of the Currency             Washington, D. C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.           List of Exhibits.

     Exhibit 1.     Articles of Association of U.S. Bank Trust
National Association, incorporated herein by reference to Exhibit
1 of Form T-1, Registration No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No.
333-51961.

     Exhibit 4.     By-Laws of U.S. Bank Trust National
Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.     Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7.     Report of Condition of U.S. Bank Trust
National Association, as of the close of business on June 30, 1999, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.





                            SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 1999.

                                   U.S. BANK TRUST
                                   NATIONAL ASSOCIATION



                              By:  /s/ Patrick J. Crowley
                                   Patrick J. Crowley
                                   Vice President


                                                  Exhibit 7

              U.S. Bank Trust National Association
                Statement of Financial Condition
                          As of 6/30/99

                            ($000's)

                                         6/30/99
Assets
  Cash and Due From Depository
     Institutions                       $45,884
  Federal Reserve Stock                   3,368
  Fixed Assets                              435
  Intangible Assets                      64,927
  Other Assets                            6,675
                                       ________
  Total Assets                         $121,289


Liabilities
  Other Liabilities                       9,343
                                       ________
  Total Liabilities                       9,343

Equity
  Common and Preferred Stock              1,000
  Surplus                               120,932
  Undivided Profits                     (9,986)
                                       ________
     Total Equity Capital               111,946
                                       ________
Total Liabilities and Equity Capital   $121,289



To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association


By:\s\ Patrick J. Crowley
     Vice President

Date:  August 11, 1999